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                                                                   Exhibit 10.22


                    LENDER AGREEMENT FOR GUARANTEE OF FEDERAL
                  CONSOLIDATION LOANS WITH FEDERAL REINSURANCE

     For loans eligible for guarantee under the Higher Education Act of 1965, as amended (the "Act").

     WHEREAS, Student Loan Finance Corporation and Subsidaries, US Bank as Trustee located at 141 N. Main Street, Sioux Falls, South Dakota 57117 using U.
S. Department of Education ("ED") Lender ID number 833405 (the "Lender") wishes to secure loan guarantees with the Nebraska Student Loan Program, Inc. ("NSLP") on "Federal Consolidation Loans' (as hereinafter defined) made to "Eligible Borrowers" (as hereinafter defined); and

     WHEREAS, Lender represents that it is an "eligible lender" under the provisions of the Act and the "Program Rules" (as hereinafter defined); and

     WHEREAS, Lender has previously executed the NSLP Lender Agreement for Guarantee of Student Loans with Federal Reinsurance.

     NOW, THEREFORE, it is mutually agreed that:

     1. The following words and terms shall have the following meanings unless otherwise herein provided or unless that context or use clearly indicates another or differing meaning or intent;

          (a) "Act" shall mean Title IV, Part B, of the Higher Education Act of 1965, as amended, the regulations promulgated thereunder, and all official interpretations of federal requirements as issued by the ED;

          (b)  "Agreement" shall mean this Agreement;

          (c)  "Eligible Borrower" shall mean a borrower as defined by the Act;

          (d)  "Eligible Loan" shall mean a loan as defined by the Act;

          (e) "Federal Consolidation Loan" shall mean a student loan which has been consolidated pursuant to and as defined by the Act;

          (f) "Initial Principal Amount" shall mean the principal amount of a Federal Consolidation Loan when made; and

          (g) "Program Rules" shall include, but are not limited to, the Act, all correspondence, the Common Manual - Unified Student Loan Policy, NSLP Operations Alerts and NSLP correspondent materials. All such Program Rules, as amended from time to time, are specifically incorporated into and made a part of this Agreement.

     2. NSLP shall guarantee Federal Consolidation Loans made by the Lender which have been made in conformance with the Program Rules.

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     3.   NSLP and the Lender agree that upon the default with respect to a promissory note and the filing of a claim on such promissory note by the Lender, such claim shall be processed as provided for in the Program Rules.

     4. NSLP agrees to maintain reserves as defined by the Act for the payment of claims/purchase of loans.

     5. Lender shall make a Federal Consolidation Loan only to discharge Eligible Loans upon an Eligible Borrowers request.

     6. Lender shall make a Federal Consolidation Loan only to those Eligible Borrowers permitted by the Program Rules.

     7. With respect to each Federal Consolidation Loan, the Lender shall determine as to each Eligible Loan obligation to be consolidated that each obligation:

          (a)  is a legal, valid and binding obligation of the Eligible
               Borrower;

          (b) was made and has been continuously serviced in accordance with applicable laws and regulations and, if guaranteed, requirements of the guarantor;

          (c) each underlying loan is currently guaranteed under the Act as of the date of the consolidation; and

          (d) is not in default status as defined under the Act on the Program Rules.

          Lender shall document in the loan file the basis on which it made its determination and retain that documentation for the term required by the Program Rules. Lender acknowledges that NSLP has no responsibility to review such determinations of Lender.

     8. Unless otherwise required by the Act, each Federal Consolidation Loan shall be made in a principal amount, which is equal to the sum of the unpaid principal and accrued unpaid interest and late charges of the Eligible Loans to be consolidated. The proceeds of each Federal Consolidation Loan will be paid to the holder of each loan to be consolidated to discharge the liability on such loans.

     9. Each Federal Consolidation Loan shall be made at the interest rate designated by the Act.

     10. Each Federal Consolidation Loan shall be subject to repayment on the terms stated in the Act.

     11. The Lender agrees to remit to NSLP any fees permitted by the Act and required by NSLP.

     12. NSLP and the Lender agree that the guarantee on any particular Federal Consolidation Loan shall be effective for the term of that Federal Consolidation

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          Loan determined in accordance with the Program Rules, the effective date beginning on the date of receipt by NSLP of any fee with respect to that Federal Consolidation Loan or, if no fee is permitted or required, beginning on the date of disbursement by Lender of that Federal Consolidation Loan.

     13. In making Federal Consolidation Loans to Eligible Borrowers, the Lender agrees to comply with all applicable federal and state laws in addition to (and not in conflict with) the Program Rules.

     14. The Lender agrees to notify NSLP in writing within sixty (60) days from the date that each Federal Consolidation Loan is made.

     15. The Lender shall maintain for all Federal Consolidation Loans guaranteed a system of records and accounts, shall afford access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the ED and NSLP under the Program Rules. For Federal Consolidation Loans paid in full or otherwise discharged, the records shall be retained by the Lender as required by the Program Rules.

     16. NSLP shall guarantee Federal Consolidation Loans without regard to sex, age, race, color, religion, handicapped status, income, national origin, or any other basis prohibited by applicable law. The Lender will not discriminate in the making of loans to Eligible Borrowers or in the treatment of such Eligible Borrowers on any prohibited basis.

     17. This Agreement shall inure to the benefit of and be binding upon NSLP, the Lender and their respective successors; provided, however, that this Agreement may not be assigned by either party hereto, either in whole or in part, without the prior written consent of the other party, which consent may not be unreasonably withheld.

     18. Subject to the prior written approval of the Lender, which approval shall not be unreasonably withheld, NSLP may transfer Federal Consolidation Loans which are guaranteed to any other guarantor which has given NSLP its prior written approval of such transfer.

     19. This Agreement may be terminated by the Lender upon ninety (90) days advance written notice to NSLP. The Lender is required to give NSLP ninety (90) days advance written notice of termination if the Lender intends to cease making Federal Consolidation Loans under this Agreement. This Agreement may be terminated, suspended or limited by NSLP in any manner provided for in the Program Rules. Such termination, suspension or limitation shall not affect the coverage of Federal Consolidation Loans previously guaranteed.

          In addition, this Agreement may be terminated by NSLP upon ninety (90) days written notice to the Lender, in the event that NSLP intends to cease guaranteeing Federal Consolidation Loans of Lender. Upon receipt of the termination notice, Lender shall immediately cease origination and disbursement of all Consolidation

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          Loans. Lender will have ninety (90) days from receipt of the termination notice to obtain a guarantee from NSLP on all Consolidation Loans originated and disbursed prior to receipt of the termination notice.

     20. Lender agrees to indemnify and hold harmless NSLP from any obligations arising out of or related to Federal Consolidation Loans not originated and serviced in the manner required by the Act and the Program Rules.

     21. This Agreement shall be governed by the laws of the State of Nebraska, except to the extent federal law and/or regulations apply to the subject matter hereof. This Agreement shall not be varied by oral agreement but only by an instrument in writing duly executed by both parties. Any legal or equitable judicial proceeding arising out of or related to this Agreement shall be heard solely in the courts located in the City of Lincoln, Lancaster County, Nebraska, as the forum of choice of the parties to this Agreement. This Agreement represents the entire understanding of the parties with respect to the subject matter and supersedes all other communications between the parties.

     22. Nothing contained in this Agreement amends or modifies in any way the Nebraska Student Loan Program, Inc. Lender Agreement for Guarantee of Student Loans with Federal Reinsurance between Lender and NSLP, including any addendum or amendment to that agreement.

          This Agreement is made this 30/th/ day of January, 2002.

                                                    Student Loan Finance
                                                    Corporation and Subsidaries,
                                                    US Bank
                                         Lender:    as Trustee

                                         Lender ID #:  833405
ATTEST:

By:      /s/ Steve Kohles                 By:     /s/ Tom Steele

Title:   Executive Vice President        Title:  Tom Steele, Corporate Trust
                                                 Officer

                                         Signature Date:  1-30-02

The above contract accepted in Lincoln, Nebraska, this 15/th/ day of February, by NSLP, which date is the effective date of this agreement.

ATTEST:                                  NEBRASKA STUDENT LOAN PROGRAM, INC.

By:      /s/ Shauda L. Poppe             By:     /s/ Randy Heesacker

Title:   Supervisor, Admin. Services     Title:  Executive Vice President

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             NEBRASKA STUDENT LOAN PROGRAM, INC. Lincoln, Nebraska

      Certificate of Guarantee with Respect to Federal Consolidation Loans

U.S. Department of Education Lender ID #: 833405

         WHEREAS, the Nebraska Student Loan Program, Inc. (NSLP), located in Lincoln, Nebraska and Student Loan Finance Corporation and Subsidaries, US Bank as Trustee located 141 N. Main Street, Sioux Falls, South Dakota, 57117 (the `Lender') have entered into a Lender Agreement for Guarantee of Federal Consolidation Loans with Federal Reinsurance dated (the "Agreement"), and

         WHEREAS, under the Agreement, the Lender has agreed to make Federal Consolidation Loans for the purpose of discharging Eligible Loans of Eligible Borrowers; and

         WHEREAS, NSLP has agreed that such Federal Consolidation Loans, if made by Lender in accordance with the terms of the Agreement, will be guaranteed by NSLP.

         NOW, THEREFORE, to evidence its intent to guarantee, NSLP issues this Certificate of Guarantee ("Certificate") upon the following terms and conditions:

         1. All capitalized terms in this Certificate, not otherwise defined herein, shall have the same meaning as those capitalized terms defined in the Agreement. Such capitalized terms and definitions are specifically incorporated by reference in this Certificate.

         2. This Certificate shall be effective with respect to Federal Consolidation Loans made by Lender, from the date of the Agreement, unlit one of the parties terminates the Agreement.

         3. Federal Consolidation Loans guaranteed under this Agreement and this Certificate shall carry terms and conditions as required by the Act and Program Rules.

         4. Repayment of each Federal Consolidation loan will be required by the Act and Program Rules.

         5. This Certificate shall be cancelled and be of no further effect in the event that the Agreement is terminated by either party in accordance with the terms of the Agreement.

         6. This Certificate shall be cancelled by NSLP, either finally or temporarily or the effectiveness of this Certificate may be limited by NSLP, as appropriate, in accordance with the terms of the Act and Program Rules.

         7. No cancellation or limitation of this Certificate shall affect the guarantee coverage of Federal Consolidation Loans made prior to the effective date of such cancellation or limitation.

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         8.   Claims under this Certificate shall be made to NSLP as described in the Act and Program Rules.

         9. The Lenders right to make a claim under this Certificate may be assigned to a subsequent owner/transferee of a Federal Consolidation Loan guaranteed under this Certificate. However, with respect to a Federal Consolidation Loan transferred, any such transferee must be an Eligible Lender, a signatory to the NSLP Lender Agreement, and bound by the terms of the Agreement and this Certificate prior to the date of transfer of ownership.


                                           Dated:  2-27-02

                                           NEBRASKA STUDENT LOAN PROGRAM, INC.

                                           Approved by:

                                           /s/ Randy Heesacker
                                           ------------------------------------

                                           Executive Vice President
                                           ------------------------------------

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              NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION
                LOAN GUARANTEE AGREEMENT WITH LENDING INSTITUTION

         AGREEMENT, made this 30/TH/ day of January, 2002, by and. between the NEW YORK STATE HIGH EDUCATION SERVICES CORPORATION, an educational corporation created by an act of the Legislature of the State of New York, with its principal office at One Commerce Plaza, Albany, New York (hereinafter referred to as the "Corporation"),and STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK, TRUSTEE) located at 105 SOUTHWEST FIRST AVENUE, ABERDEEN, SD 57401-4173 (hereinafter referred to as the "Lending Institution").

                                  WITNESSETH:.

         WHEREAS, the Corporation was created and operates pursuant to Article 14 of the Education Law of the State of New York for the purpose of assisting eligible students who are attending or planning to attend colleges or vocational institutions in said State or elsewhere to meet their expenses of higher education, or vocational education, and to that end the Corporation is empowered by said Article to lend money and/or to guarantee the loan of money to students and their parents upon such terms and conditions as the Corporation may prescribe, and

         WHEREAS, the Corporation has executed an agreement with the U.S. Department of Education to guarantee educational loans, pursuant to part B of subchapter IV of chapter 28 of Title 20 of the United States Code, and

         WHEREAS, the Corporation desires that the Lending Institution shall make such loans, at the Lending Institution option in each instance, the Corporation to guarantee the payment thereof upon the terms, conditions and agreements herein contained

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

         A. The Lending Institution agrees, at its option in each instance, to make educational loans to persons determined to be eligible by the Corporation, using the forms, procedures and methods from time to time established by the Corporation and/or the United States Department of Education. The loan thus made shall thereupon be under the guaranty of the Corporation as hereinafter set forth. If the Corporation disapproves any application. it will so notify the Lending Institution and the applicant. While any applicant is indebted to the Lending Institution on account of any loan made hereunder, the Corporation will approve no other application from that applicant if the loan is to be made by any other Lending Institution unless the prior Lending: Institution consents to sell to the. new lender the principal amount and interest then outstanding and owing or the student requests a change in lender in accord with NYSHESC rules & procedures, including due to the Lender of the Last Resort Program. The educational institution will be asked to notify the Corporation promptly if the student ceases for any reason to be enrolled, or never enrolls, in that institution, such notice specifying the reason for such cessation, and this information will be promptly transmitted to the Lending Institution.

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         B.   The Lending Institution agrees to repurchase from the Corporation any loans which the Corporation or. the U.S. Department of Education determines were improperly defaulted.

         C. The Lending Institution must pay an insurance premium to the Corporation for each Corporation guaranteed loan disbursed, based upon the rate found in the Corporation's regulations. However, if the Corporation determines that the Lending Institution owes payments or money to the Corporation, the Corporation may utilize a set-off against any funds which the Corporation owes to the Lending Institution.

         D. The Lending Institution agrees to use `due diligence' in making, servicing and collecting loans made hereunder as that term may from time to time be defined or established by applicable laws, rules and regulations.

         E. To the extent allowable under federal law, the Corporation hereby GUARANTEES to the Lending Institution, it's successors and assigns, the prompt payment of the principal of each such note and interest thereon specified when due, together with each and every promissory note taken by the Lending Institution, either in whole or in part, in renewal or extension of the payment of each such note: The Corporation's guarantee shall extend to any loan made by the Lending Institution hereunder and to any such loan transferred or assigned by the Lending Institution to any lender which is authorized to participate in the guaranteed educational loan programs administered by the Corporation. It shall also apply to any loan guaranteed by the Corporation which is transferred or assigned to the Lending Institution by any such authorized participating lender. The Corporation's guarantee shall be subject, however, to any defenses the Corporation may have or may assert against the holder, transferor or assignor, and nothing herein contained shall be deemed to waive or release any defense to the guarantee.

         F. The Lending Institution agrees: that this agreement, any loans made pursuant to this agreement and the guarantee of the Corporation, are all subject to all applicable federal and New York State laws, rules, regulations and policies governing the guaranteed educational loan programs administered by the Corporation; to comply with all such laws, rules, regulations and policies; to submit to the Corporation such information and reports, including but not limited to the manifest, and to carry out such procedures as the Corporation may from time to time require or as are set forth in applicable law, rules, regulations and policies. The Lending Institution will endeavor to notify the Corporation promptly following payment and discharge of each given student's indebtedness relative hereto.

         G. The Lending Institution agrees to reimburse the Corporation for any additional expenses, including travel and lodging expenses, incurred by the Corporation in performing an audit of the Lending Institution which results from the Lending Institution's location outside of the State of New York

         H.   This agreement may be terminated- by either party giving thirty
(30) days notice in writing to the other party by registered mail, but no such termination shall affect the liability of the Corporation or the Lending Institution hereunder with respect to loans made by the Lending: Institution prior to the effective date of such termination. This agreement shall terminate upon repeal of the regulations of the Corporation authorizing this agreement or upon

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any other change in law which shall have the effect of removing the authority of the Corporation to enter into the same.

         I. This agreement shall apply to any and all NYSHESC guaranteed loans first disbursed hereunder on or after October 1, 1993. Any loans first disbursed prior to October 1, 1993 and guaranteed by NYSHESC pursuant to a previous agreement between NYSHESC and the Lending Institution shall continue to carry the guarantee of the Corporation, subject to the terms of all applicable federal and New York State laws, rules, regulations and policies governing the guaranteed educational loan programs administered by the Corporation which were in effect at the time those prior loans were disbursed, and: subject to the provisions of such prior agreements.

         IN WITNESS whereof, the parties have caused this instrument to be executed by their respective duty authorized, officers.

Lender Code  833405                          NEW YORK STATE HIGHER
                                             EDUCATION SERVICES CORPORATION

STUDENT LOAN FINANCE CORPORATION
& SUBSIDIARIES (US BANK TRUSTEE)

By  /s/ Tom Steele                      By  /s/ Brenda F. Smith
        (signature)                             (signature)
Name:   TOM STEELE                      Name:   Brenda F. Smith
Title:  CORPORATE TRUST OFFICER         Title:  Vice President - Loans Division
        1-30-2002                               7/1/02